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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                       Date of Report: February 23, 1999

                Date of Earliest Event Reported: March 17, 1998


                             JEFFERIES GROUP, INC.


       Delaware                       1-11665                    95-2848406
      (State of                  (Commission File              (IRS Employer
    Incorporation)                    Number)                  Identification
                                                                   Number)

              11100 Santa Monica Boulevard
                Los Angeles, California                    90025
        (Address of principal executive office)         (Zip Code)


       Registrant's telephone number, including area code: (310) 445-1199


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ITEM 5.        OTHER EVENTS

               On March 17, 1998, Jefferies Group, Inc. ("Group") and Investment Technology Group, Inc. ("ITGI") jointly announced plans to separate Group's 100% owned subsidiary, Jefferies & Company, Inc., and Group's 82.3% owned subsidiary, ITGI, through a proposed spin-off and related transactions. Attached and incorporated by reference is information regarding the proposed transactions filed in a Form 8-K on March 17, 1998 updated to include selected financial information for the year and quarter ended December 31, 1998. This information is available on the website of the Group and ITGI (Exhibit 99.1).


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Exhibit Index.


EXHIBIT NO.    EXHIBIT DESCRIPTION

99.1           Unaudited financial information concerning Group and ITGI.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 23, 1999                JEFFERIES GROUP, INC.

                                         By:   /s/  JERRY M. GLUCK
                                            -----------------------------
                                                    Jerry M. Gluck
                                            Secretary and General Counsel